SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

Regeneron Pharmaceuticals, Inc
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Regeneron Employees: REMINDER TO BE SURE TO VOTE

The following e-mail message is from Ross Grossman, Vice President, Human Resources.

As you know, the Regeneron 2011 Annual Meeting of Shareholders will be held on June 10, 2011 at 10:30 a.m. at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York 10591. By now, you should have received a Notice of Internet Availability of Proxy Materials related to the annual meeting or, if you requested, a set of those proxy materials.

If you have not already done so, you are urged to VOTE YOUR SHARES AS SOON AS POSSIBLE.

HOW TO VOTE

If you own Regeneron shares through the Regeneron 401(k) Savings Plan, you may direct the voting of those shares in one of three ways:
  Through the Internet at www.proxyvote.com,

  By calling 1-800-690-6903, or

  If you received printed copies of the proxy materials, by returning your completed and signed proxy voting form by mail.
To vote by Internet or by telephone, you will need the control number included on the Notice of Internet Availability of Proxy Materials or on the voting form included with those materials. The Plan’s trustee, Capital Bank and Trust Company, will vote your shares as you have directed.

If you own Regeneron shares that are registered directly in your own name, you may vote through the Internet, by telephone, by returning by mail the completed and signed proxy voting form that you received if you requested printed copies of the proxy materials, or in person at the Annual Meeting.

If you own Regeneron shares in an account at a brokerage firm, you should receive instructions from your broker on how to vote your shares.

Note that if you vote through the Internet or by telephone, you must complete your voting by 11:59 p.m., Eastern Time, on June 9, 2011. If you vote by mailing a completed and signed printed proxy form, it must be received before the vote is taken at the Annual Meeting on June 10, 2011.

PLEASE MAKE SURE YOUR VOICE AS A SHAREHOLDER IS HEARD BY VOTING YOUR SHARES AS SOON AS POSSIBLE.

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Regeneron Pharmaceuticals, Inc., its directors, officers, and certain other persons may be deemed to be participants in the solicitation of proxies. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials filed by Regeneron with the Securities and Exchange Commission.